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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
FIRST OTTAWA BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2002

Dear Fellow Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of First Ottawa Bancshares, Inc. to be held at the offices of First Ottawa Bancshares, Inc., located at 701-705 LaSalle Street, Ottawa, Illinois, on Wednesday, May 15, 2002 at 3:00 p.m., Ottawa time.

        The annual meeting will be held for the purposes of electing our directors, considering proposed amendments to the certificate of incorporation, adopting a stock incentive plan and transacting such other business as may properly come before the meeting. Our board of directors has unanimously approved the nominees for director, the proposed amendments and the stock incentive plan and recommends a vote for the election of all nominees and in favor of each proposed amendment and the stock incentive plan.

        Whether or not you plan to attend the annual meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed postage paid envelope. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

        The 2001 annual report to stockholders, including financial statements, is furnished with the enclosed notice of meeting and proxy statement.

Sincerely,

JOACHIM J. BROWN Chief Executive Officer and President

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2002

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of First Ottawa Bancshares, Inc. will be held at our offices located at 701-705 LaSalle Street, Ottawa, Illinois, on Wednesday, May 15, 2002 at 3:00 p.m., Ottawa time, for the following purposes:

  1.
  to elect nine directors;

  2.
  to approve the following amendments to the certificate of incorporation (each of which will be voted upon separately):

  (a)
  to increase the number of authorized shares of common stock from 750,000 shares to 1,000,000 shares, and authorize 20,000 shares of a new class of preferred stock, $1.00 par value per share;

  (b)
  to eliminate cumulative voting for directors;

  (c)
  to set the number of directors and establish qualifications for service as a director, create a staggered board and define when a director may be removed for cause;

  (d)
  regarding amendments to the bylaws;

  (e)
  to require stockholder action to be taken at duly called meetings;

  (f)
  regarding the calling of special meetings of stockholders;

  (g)
  to increase the vote required to amend the certificate of incorporation and to approve certain corporate actions;

  (h)
  regarding business combinations with significant stockholders;

  (i)
  regarding indemnification of directors and officers; and

  (j)
  regarding consideration of non-stockholder interests;

  3.
  to approve the First Ottawa Bancshares, Inc. 2002 Stock Incentive Plan; and

  4.
  to transact such other business as may properly be brought before the annual meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 27, 2002, will be entitled to notice of and to vote at the annual meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed to permit us to continue to solicit proxies.

By order of the board of directors,

Cheryl D. Gage Secretary

Ottawa, Illinois
April 12, 2002

PLEASE DATE, SIGN AND RETURN THE PROXY FOR THE COMPANY'S ANNUAL MEETING PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

FIRST OTTAWA BANCSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 15, 2002

        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of First Ottawa Bancshares, Inc. to be used at the annual meeting to be held on May 15, 2002, and at any adjournment or postponement of the meeting. First Ottawa Bancshares, Inc., a Delaware corporation, is the holding company for The First National Bank of Ottawa, a national banking association located in Ottawa, Illinois.

        The following information regarding the meeting and the voting process is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

        You are receiving a proxy statement and proxy card from us because on March 27, 2002, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at our annual meeting. It also gives you information concerning these matters to assist you in making an informed decision.

        When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

        If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on the election of nine directors of First Ottawa, for a series of proposed amendments to First Ottawa's certificate of incorporation that will make it more difficult or discourage an attempt to obtain control of First Ottawa by means of any transaction that has not been approved by our board of directors and for the adoption of a stock incentive plan.

How do I vote?

        You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

        If you sign and return your proxy card, but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all nine nominees named in this proxy statement, "for" each of the proposed amendments to the certificate of incorporation and "for" the approval of the stock incentive plan.

        If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to obtain a proxy from your broker to vote in person at the meeting.

What does it mean if I receive more than one proxy card?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

        If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

        Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as on amendments to the certificate of incorporation or the adoption of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on the amendments to the certificate of incorporation or the adoption of the stock option plan and your broker does not have discretionary authority to vote on these matters, the broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy with a later date and returning that proxy to Cheryl D. Gage, First Ottawa Bancshares, Inc., 701-705 LaSalle Street, P.O. Box 657, Ottawa, Illinois 61350;

  •
  sending notice to us at the same address that you are revoking your proxy; or

  •
  voting in person at the meeting.

        If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

        Shares are counted as present at the meeting if the stockholder either:

  •
  is present and votes in person at the meeting; or

  •
  has properly submitted a signed proxy card or other proxy.

        On March 27, 2002, the record date, there were 658,356 shares of common stock issued and outstanding. Therefore, at least 329,179 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than nine nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on all of the proposals for amendments of the certificate of incorporation, on the proposal to approve a stock incentive plan and on any other proposal that may properly be brought before the meeting. Abstentions will be considered in determining the presence of a quorum, but will not affect the vote required for the election of directors, amendments to the certificate of incorporation or approval of a stock incentive plan.

How many votes may I cast?

        Each stockholder is entitled to one vote per share for all matters to come before the annual meeting other than the election of directors. Under cumulative voting, each stockholder entitled to vote is entitled to vote as many votes as equal the number of shares of common stock owned multiplied by the number of directors to be elected. Each stockholder may cast all of such votes for a single candidate or distribute them among the number of director positions to be filled or among any two or more candidates as such stockholder may see fit.

        Except as otherwise instructed by a stockholder, each properly executed and returned proxy that grants authority to vote for one or more of our nominees named below will authorize the proxies to cumulate all votes which the stockholder is entitled to cast and to allocate such votes among the nominees as the proxies determine, in their sole and absolute discretion. If individuals other than our nominees named below are nominated for director, the proxies intend to distribute the number of votes as to which they have discretionary authority over in a manner which will assure the election of as many of our nominees as possible. If you withhold authority to vote for a nominee, then the proxies will not distribute your votes over to that nominee. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for approval of each proposal?

        The nine individuals receiving the highest number of votes cast "for" their election will be elected as directors of First Ottawa. Proposed amendments of the certificate of incorporation will be voted on separately and must be approved by the affirmative vote of a majority of our outstanding voting shares. The proposed stock incentive plan must be approved by a majority of those present and entitled to vote at the meeting.

        All other matters must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

Where do I find the voting results of the meeting?

        We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2002.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of First Ottawa or its bank subsidiary may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 27, 2002, by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement and by all directors and all executive officers of First Ottawa as a group.

Name of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of class(2)
Directors, Nominees and Named Executive Officers
Bradley J. Armstrong(3)	1,040	*
Joachim J. Brown	4,000	*
John L. Cantlin	1,722	*
Patty P. Godfrey(4)	20,957	3.2%
Thomas E. Haeberle(5)	27,526	4.2%
Donald J. Harris(6)	1,310	*
Erika S. Kuiper(7)	51,171	7.8%
Thomas P. Rooney	2,200	*
William J. Walsh	15,500	2.4%
Directors, Nominees and Executive Officers as a Group (13 persons)	129,410	19.7%

*
Less than one percent.
(1)
Except as otherwise indicated in the notes to this table, each person named in the table has sole voting and investment power over the number of shares of common stock listed opposite his or her name.

(2)
Based upon 658,356 shares of common stock issued and outstanding at March 27, 2002.

(3)
Includes 40 shares held in a custodial capacity for the benefit of a minor child.

(4)
Includes 13,857 shares held by Ms. Godfrey's spouse and 100 shares held jointly with her spouse over which shares she shares voting and investment control. Also includes 600 shares held jointly with her children, over which shares she has sole investment control and shares voting control.

(5)
Includes 26,295 shares held in trusts for which Mr. Haeberle has sole voting power.

(6)
Includes 1,275 shares held jointly with his spouse, over which shares he shares investment and voting control.

(7)
The mailing address for Erika S. Kuiper is c/o First Ottawa Bancshares, Inc., 701-705 LaSalle Street, Ottawa, Illinois 61350.

Section 16(a) Beneficial Ownership Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file an initial report of their ownership of our securities on Form 3 and to file reports of changes in their ownership securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by federal securities regulations to furnish us with copies of all Section 16(a) forms they file. All Section 16(a) forms required to be filed were timely filed.

ELECTION OF DIRECTORS

        We currently have one class of directors who serve for one-year terms or until their successors are elected. Our stockholders will be entitled to elect nine directors for a term expiring in 2003 at our annual meeting. We have no knowledge that any nominee will refuse or be unable to serve, but if any of the nominees is unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

        Following the election of directors, you will also be asked to vote on certain proposed amendments to the certificate of incorporation. If the amendment to classify our board of directors is approved, our board of directors will be divided into three classes, with each class having a three year staggered term, and each of the director nominees who is elected will serve as a director in the classes and for the terms shown below. If the amendment is not approved, the director nominees who are elected will continue to serve the same one-year terms as directors now serve.

        The following table contains certain information with respect to each person who has been nominated for election as a director, including the year each became a director of First Ottawa or of The First National Bank of Ottawa and his or her position with us. The table also indicates the class and the date the term expires for each director if the proposed amendment to classify our board of directors is approved by our stockholders. Each director of First Ottawa also serves as a director of The First National Bank of Ottawa. Our board of directors recommends that you vote your shares FOR all nominees.

NOMINEES

Name (Age)	Director Since	Positions with First Ottawa or The First National Bank of Ottawa	Class/ Term
Bradley J. Armstrong (Age 40)	1999	Director of First Ottawa	Class I 2003
Joachim J. Brown (Age 53)	1999	President, Chief Executive Officer and Director of First Ottawa and The First National Bank of Ottawa	Class II 2004
John L. Cantlin (Age 53)	1999	Director of First Ottawa	Class II 2004
Patty P. Godfrey (Age 65)	2000	Director of First Ottawa	Class II 2004
Thomas E. Haeberle (Age 51)	1997	Director and Chairman of the Board of First Ottawa and The First National Bank of Ottawa	Class III 2005
Donald J. Harris (Age 48)	2000	Executive Vice President, Chief Operating Officer and Director of First Ottawa and The First National Bank of Ottawa	Class I 2003
Erika S. Kuiper (Age 55)	1991	Director and Vice Chairman of First Ottawa	Class III 2005
Thomas P. Rooney (Age 49)	1999	Director of First Ottawa	Class I 2003
William J. Walsh (Age 63)	1977	Director of First Ottawa	Class III 2005

        The business experience of each of the nominees for the past five years is as follows:

        Bradley J. Armstrong has been President of Armstrong & Associates, Inc., a registered investment advisory firm located in Ottawa, since 1989.

        Joachim J. Brown has been the President and Chief Executive Officer of First Ottawa and The First National Bank of Ottawa since 1999. Prior to joining us, he was the President and Chief Executive Officer of First National Bank of LaGrange and the President and Chief Operating Officer of F.N.B.C. of LaGrange, Inc. from 1985 to 1999.

        John L. Cantlin has been a partner of John L. Cantlin & Associates, a law firm with offices in Ottawa and Earlville, since 1977.

        Patty P. Godfrey has been a real estate broker with Haeberle and Associates, Inc., a real estate brokerage office, since 1979.

        Thomas E. Haeberle has been the President of Haeberle and Associates, Inc., a real estate brokerage office, since 1979.

        Donald J. Harris has been the Executive Vice President and Chief Operating Officer of First Ottawa and The First National Bank of Ottawa since November 1, 1999. From 1994 to 1999 he was the Executive Vice President, Cashier and Trust Officer of The First National Bank of Ottawa. From August 1999 to October 1999, he served as the Chief Executive Officer of First Ottawa and The First National Bank of Ottawa following the resignation of the then current Chief Executive Officer. From 1988 to 1994, he was Vice President and Trust Officer of The First National Bank of Ottawa. We have employed him since 1979.

        Erika S. Kuiper is the owner of Strawn Centennial Farms, Ottawa, Illinois. From 1985 to 1991, she was the owner of Erika S. Kuiper, CFP™, EA, an accounting/taxation firm.

        Thomas P. Rooney is an oral and maxillofacial surgeon with offices in Ottawa, Peru and Morris. Dr. Rooney is on the staff of five area hospitals between Morris to Princeton, Illinois.

        William J. Walsh is the President of the Bill Walsh Automotive Group, the parent company for various automobile dealerships and leasing companies.

        In addition, the following individuals serve as executive officers of First Ottawa or The First National Bank of Ottawa:

        Mark D. Dunavan age 46, is a Vice President and Trust Officer of The First National Bank of Ottawa. We have employed him since 1978.

        Cheryl D. Gage age 45, is the Secretary of First Ottawa and The First National Bank of Ottawa. We have employed her since 1975.

        Marshall A. Martyn age 47, is the Senior Vice President/Loans of The First National Bank of Ottawa. We have employed him since 1987.

        Patrick Fayhee age 48, is an Executive Vice President and Chief Lending Officer of The First National Bank of Ottawa, and joined us in 2001. Prior to working with us, Mr. Fayhee was the Vice President of Bank Consultants, Inc. from 2000 to 2001, and he was the Chief Executive Officer and President of Union Bank/West, located in Macomb, Illinois, from 1997 to 2000.

Board Meetings, Committees and Fees

        Each of our directors serves for one-year terms or until his or her successor has been duly elected and qualified. The board of directors of First Ottawa also serves as the board of directors of The First National Bank of Ottawa. In addition, directors participate in the Director Supplemental Retirement Plan that is described below. Each director receives an annual retainer of $6,000 and $500 for each board meeting attended (with one permitted absence). We do not compensate directors for their attendance at special meetings. Our board of directors held thirteen regular meetings during 2001. Our board has several standing committees, including an audit committee, a nominating committee and a compensation committee. Each of the directors participated in at least 75% of the meetings of the board and of the committees of which he or she is a member.

        Audit committee.    The audit committee is responsible for recommending the appointment of our outside public accountants and meeting with such accountants with respect to the scope and review of the annual audit. The duties and responsibilities of the audit committee are set forth in its charter, which was attached to last year's proxy statement. Additional responsibilities of the audit committee are to ensure that our board of directors receives objective information regarding policies, procedures and activities of First Ottawa with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities that may be directed by our board of directors. The audit committee currently consists of Ms. Godfrey, Mr. Haeberle, Ms. Kuiper and Mr. Walsh. The audit committee met six times during 2001.

        Compensation committee.    The compensation committee advises our board of directors on matters of management, organization and succession, recommends persons for appointments to key employee positions and makes recommendations to our board of directors regarding compensation for officers and key employees. Currently, the entire board makes up the compensation committee. Employee directors do not participate in discussions regarding his or her own compensation. The compensation committee met once during 2001.

        Nominating committee.    The nominating committee recommends persons for election as directors of First Ottawa and makes recommendations to our board of directors regarding the structure and membership of the various committees, including the nominating committee itself. The nominating committee will consider nominees recommended by stockholders if such recommendations comply with our bylaws. Currently, the entire board makes up the nominating committee. The board met once during 2001 in its capacity as the nominating committee.

        Director retirement plan.    Effective in 2000, The First National Bank of Ottawa adopted a retirement plan for the benefit of the directors. Each of the directors of First Ottawa is also a director of The First National Bank of Ottawa and is therefore a participant in the plan. Under the plan, a participant receives a retirement benefit based on the earnings on a specific life insurance policy for that participant. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the director. The life insurance liability reserve account is distributed to the director over a period of ten years at retirement or early retirement. In addition, annual earnings in excess of the opportunity costs are distributed annually after retirement for the life of the director.

        Under the plan, each director may also elect to defer a portion or all of his or her director fees. Upon a director's election, and if he or she decides to participate in this plan, we establish a liability reserve account and credit that account in an amount equal to all fee deferrals. The liability reserve account is credited with interest at a rate equal to 130% of the then current five-year Treasury bill. The liability reserve account does not accrue interest after a director retires or terminates service. At retirement, early retirement or termination of service, the deferred fees liability reserve account is distributed to the director according to the payment scheduled elected by the director.

        We have purchased life insurance policies on each insurable participant, and our obligations under the life insurance benefit portion of the plan are unfunded. The policies are actuarially designed to offset all of the plan's costs during the life of the participant and to provide a complete recovery of all plan costs at his or her death. The First National Bank of Ottawa is the sole owner of all policies.

        The life insurance benefit for each insurable director is provided by an endorsement split dollar plan. The First National Bank of Ottawa endorses a specified percentage of the net-at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each participant for payment to the designated beneficiary of that director. The First National Bank of Ottawa owns the policy and its entire surrender value.

GENERAL CONSIDERATIONS CONCERNING THE PROPOSED AMENDMENTS
TO THE CERTIFICATE OF INCORPORATION

        Our board of directors has carefully reviewed the current certificate of incorporation and concluded that it would be in the best interests of First Ottawa and our stockholders to adopt the amendments to the certificate of incorporation described in this proxy statement.

        Our board of directors believes that these amendments would:

  •
  make it more time-consuming for any person or company to gain control of First Ottawa without the consent of our board of directors;

  •
  ensure additional continuity in our affairs and business strategy;

  •
  provide our board of directors with sufficient time to review any acquisition proposal and appropriate alternatives;

  •
  provide a greater opportunity to assure that the interests of our current stockholders are protected to the maximum extent possible; and

  •
  enable management to negotiate more effectively with respect to any unsolicited acquisition proposal because the acquiror would have to obtain the approval of holders of at least 75% of our outstanding common stock if the potential acquiror fails to gain the approval of the proposal by at least two-thirds of our directors.

        The actions authorized by the amendments to the certificate of incorporation described in this proxy statement could, alone or taken together, make it more difficult or discourage an attempt to obtain control by means of a merger, tender offer or proxy contest directed at us, even if that transaction or occurrence could be considered generally favorable to the interest of our stockholders. As a result, these amendments could be characterized as so-called "anti-takeover" proposals.

        We are not aware of any existing or threatened effort to acquire control of First Ottawa, however, in past years, numerous similarly situated companies have been subjected to takeover attempts. These attempts have often involved efforts to acquire control through acquisition of a substantial amount of the target company's shares of stock. The acquisition of this block of shares is then followed in some cases by a merger or other transaction to absorb the target company into the acquiror. The takeover procedures, and the speed with which they are completed, may limit the ability of the management and directors of the target company to evaluate the terms offered and adequately to advise its stockholders whether the terms are in the best interests of the corporation and its stockholders. An attempted takeover might proceed without advance consultation with the management of the target company, thus avoiding arms-length negotiation as to the terms to be offered.

        Our board of directors believes that the interests of our stockholders in connection with any possible acquisition, merger or future takeover of First Ottawa will be best served if any of these transactions occurs only after arms-length negotiations between our management and any potential acquiror. The proposals described in this proxy statement will, in our opinion, encourage a potential acquiror to enter into negotiations of this type.

        Although the proposed amendments are designed to benefit our stockholders, the overall effect of the proposed amendments may be to deter a future takeover attempt that is not approved by our board of directors. This might occur even though a majority of our stockholders is in favor of the proposal because they are being offered a price for their stock that is greater than the shares' current market value. In addition, these amendments may result in our incumbent officers and directors retaining their positions even though stockholders holding a majority of our shares desire a change.

        None of the proposed amendments will block an acquisition of First Ottawa that is approved by our board of directors. Taken together, the proposals are intended to provide our board of directors and our stockholders with the means to counter takeover tactics our board of directors deems essentially unfair, and to enhance the ability of our board of directors, and ultimately our stockholders, to negotiate with any potential acquiring corporation or group from the strongest practical position.

        Because the proposed amendments might have a significant impact upon the rights of our stockholders in these respects, you are urged to study carefully the information contained in this proxy statement. Our board of directors recommends that you vote your shares FOR each of the proposed amendments. Each of the proposed amendments will be voted on separately at our meeting. Following our meeting, we intend to amend and restate the certificate of incorporation to incorporate all proposed amendments that are adopted by our stockholders. A copy of the proposed restated certificate of incorporation including all the amendments presented for adoption is attached as Exhibit A to this proxy statement.

PROPOSED AMENDMENT REGARDING AUTHORIZED SHARES OF STOCK

        Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that would increase the number of our authorized shares of common stock from 750,000 shares to 1,000,000 shares. This proposed amendment would also authorize 20,000 shares of a new class of preferred stock, par value $1.00 per share, and provide that any uncollected dividends after six years will revert back to us.

        As of March 27, 2002, we had 658,356 shares of common stock and no preferred stock issued and outstanding. Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and our stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by replacing current Article 4 in its entirety with the following:

            A.    Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is One Million (1,000,000) shares of common stock, par value of $1.00 per share, and Twenty Thousand (20,000) shares of preferred stock, par value of $1.00 per share.

            B.    Preferred Stock. The shares of preferred stock may be issued from time to time in one or more series. The board of directors of the Corporation shall have authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limitation, the voting rights, the dividend rate, conversion rights, redemption price and liquidation preference, of any series of shares of preferred stock, to fix the number of shares constituting any such series and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

            C.    Unclaimed Dividends. Any and all rights, title, interest and claim in and to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned, and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositaries, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

Reasons for the Proposed Amendment

        This proposed amendment authorizes additional shares of common stock and a newly created class of preferred stock. The preferred stock is referred to as "blank check" stock because our board of directors would be permitted to issue these shares in one or more series with whatever voting and other powers, preferences and rights they decided upon without further stockholder approval. If this proposed amendment is approved, our board of directors will be able to use the additional shares of common stock and the newly created preferred stock for a variety of purposes.

        First, the additional shares of stock would provide us with shares of stock that could be used to make acquisitions that may be advisable from time to time. These transactions could include the acquisition of additional branch locations, subsidiaries or bank or thrift holding companies. Although no such transactions are planned for the immediate future, we believe that it is in our best interest to have available a sufficient number of authorized shares of common and preferred stock if such transactions become advisable.

        Second, the additional shares of stock authorized by the amendment could be used to raise additional working capital for First Ottawa or The First National Bank of Ottawa. It is possible that our board of directors may in the future decide to conduct a private or public offering of stock to raise additional capital for contribution to our subsidiary bank and for general corporate purposes. Although our board of directors does not currently have any specific plans in this regard, these shares would be available for that purpose.

        Third, additional authorized shares of common stock could be used to fund the grant of stock options to our officers, employees and directors. Equity based compensation can be used to provide additional incentive to personnel without causing an immediate adverse effect on our profitability. Moreover, the grant of stock options can perhaps be used to retain valuable employees who might otherwise be lured away by the promise of higher cash salaries from competitors.

        The increase in the authorized number of shares of stock would allow for the possibility of substantial dilution of the voting power of our current stockholders, although no dilution will occur as a direct result of the increase in the number of our authorized shares. The degree of any dilution that would occur following the issuance of any additional shares of stock would depend upon the number of shares of stock that are actually issued in the future, which number cannot be determined at this time, and the voting rights that are authorized for a series of preferred stock that is issued. Issuance of a large number of additional voting shares could significantly dilute the voting power of our existing stockholders.

        The existence of a substantial number of authorized and unissued shares of stock could also impede an attempt to acquire control because our board of directors would have the ability to issue additional shares of either class, or both classes, in response to any such attempt. We are not aware at this time of any attempt to acquire control of First Ottawa, and no decision has been made as to whether any or all newly authorized but unissued shares of either class would be issued in response to any attempt of that kind. Our board of directors has not designated the relative rights, designations and preferences of any of the shares of preferred stock.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT TO ELIMINATE CUMULATIVE VOTING

        Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that would eliminate cumulative voting for the election of directors.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and our stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by deleting Article 6 in its entirety.

Reasons for the Proposed Amendment

        For the election of directors, the certificate of incorporation currently provides that each of our stockholders may vote the number of shares owned by such stockholder for as many persons as there are directors to be elected, or may cumulate his or her shares which entitles a stockholder to vote as many votes as equal the number of shares of common stock owned multiplied by the number of directors to be elected. Each stockholder may cast all of such votes for a single candidate or distribute them among the number of director positions to be filled or among any two or more candidates as such stockholder may see fit.

        Our board of directors has concluded that cumulative voting has the potential for elevating the interests of a single stockholder or small group of stockholders above the interests of our stockholders as a whole. The cumulative voting procedure makes it possible for a group of stockholders with a relatively small number of shares to elect a director who would act primarily in the interests of the group responsible for his or her election. The representation of these types of special interests on our board of directors could lead to factionalism and divisiveness, all to the detriment of our stockholders as a whole. Our board of directors believes that the principal of majority rule best serves the interests and needs of our stockholders.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING DIRECTORS

        Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment that provides for the classification of our directors into three staggered classes, with the terms of office of the directors in one class expiring each year. The amendment would also fix the number of directors, establish residency requirements for directors and define the grounds and procedure for removing a director and filling any vacancies.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read as follows:

          The business and affairs of the Corporation shall be under the direction of a board of directors. The number of directors constituting the entire board of directors shall not be less than eight nor more than fifteen as fixed from time to time by resolution of not less than two-thirds (2/3) of the number of directors which immediately prior to such proposed change had been fixed, in the manner prescribed herein, by the board of directors of the Corporation, provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire board of directors shall be nine until otherwise fixed as described immediately above. No person shall be eligible for election to the board of directors unless such person owns not less than 1,000 shares of the Corporation's common stock, and has resided, for not less than six months prior to his or her election, in a county where the Corporation maintains a banking office.

          A.    Election of Directors. The directors of the Corporation shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the entire board of directors permits with the term of office of one class expiring each year. Directors of Class I shall hold office for an initial term expiring at the 2003 annual meeting, directors of Class II shall hold office for an initial term expiring at the 2004 annual meeting and directors of Class III shall hold office for an initial term expiring at the 2005 annual meeting.

          At each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. In the event of any change in the authorized number of directors, each director then continuing to serve as such shall continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior resignation, disqualification, disability or removal. There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

          B.    New Directorships; Vacancies. Any vacancies on the board of directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the affirmative vote of a majority of directors then in office, although less than a quorum, or by the sole remaining director. Any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. If the number of directors is changed, any increase or decrease in the number of directors may be allocated to any such class the board of directors selects in its discretion.

          C.    Removal. A director may be removed only for cause as determined by the affirmative vote of the holders of at least a majority of the shares then entitled to vote generally in the election of directors (considered for this purpose as one class) cast at an annual meeting of stockholders or at a special meeting of the stockholders called expressly for that purpose. Cause for removal shall include, but not be limited to, the situation where a director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or willful misconduct in the performance of such director's duty to the Corporation and such adjudication is no longer subject to direct appeal.

  Reasons for the Proposed Amendment

        Our directors are currently elected annually for one-year terms. This proposed amendment would change this process by dividing our board of directors into three classes, with each class to be as nearly equal in number as possible. If this amendment is approved by our stockholders, our board of directors

(which currently has nine members) will be divided into three classes of three directors each. Class I directors will be elected initially for a one-year term expiring at our 2003 annual meeting; Class II directors will be elected initially for a two-year term expiring at our 2004 annual meeting; and Class III directors will be elected initially for a three-year term expiring at our 2005 annual meeting; and, in each case, until their successors are duly elected and qualified. Information concerning the current nominees for election as directors at our meeting is set forth above under "Election of Directors." Commencing with our annual meeting scheduled to occur in 2003, one class of directors will be elected each year for a three-year term and until their successors are duly elected and qualified.

        This proposed amendment continues the current practice of requiring directors to own not less than 1,000 shares of our common stock, and includes a new requirement that directors have resided for not less than six months prior to their election in a county where First Ottawa maintains a banking office. It also more specifically describes how and why a director can be removed from office.

        Over the last several years, there has been a trend toward the accumulation by outside parties of substantial stock positions in banking organizations either with the intent of utilizing a controlling block of stock to force a merger or consolidation or as a prelude to proposing a restructuring or sale of all or part of a corporation or other similar extraordinary corporate action requiring the approval of its board of directors. These outside parties are sometimes represented by individuals who live many miles (and in many cases, in different states) from where the corporation they seek to acquire conducts its banking business. Actions by these parties are often undertaken without advance notice to or consultation with management of the corporation. In many cases, these outside parties seek representation on the corporation's board of directors to increase the likelihood that their proposals will be implemented by the corporation. If the corporation resists the efforts to obtain representation on the corporation's board, the outside parties may commence proxy contests to have themselves or their nominees elected to the board in place of certain directors or the entire board.

        Although takeovers or changes in our management that are proposed and effected without prior consultation and negotiation with our management are not necessarily detrimental to us and our stockholders, it is believed that in many circumstances such efforts may not be beneficial to the interests of a corporation and its stockholders because they may deprive management of the time and information necessary to evaluate the proposals, to study alternative proposals and to help ensure that the best price is obtained in any transaction which may ultimately be undertaken. Thus, this proposed amendment is designed to protect against rapid shifts in control of our board of directors, to encourage persons seeking to acquire control to initiate any acquisition through arm's-length negotiations with our management and board of directors and to assist in assuring continuity in the management, affairs and business strategies of First Ottawa. The residency and ownership requirements also help to ensure that our directors will have a first hand familiarity with our business and that their economic interests are aligned with those of our stockholders. The further definition of when and for what reasons a director can be removed from office is designed to eliminate any attempt to influence the board's decisions by removing a director just because he or she disagrees with a proposal.

        This amendment would make a change in our directors and management more difficult, even if this would be beneficial to stockholders. The staggering of terms of directors means that it would take at least two years to elect a majority of the members of our board of directors and would prohibit removal of incumbent directors by a holder of a large block of our shares except for cause. If the amendment is adopted, stockholders will elect directors to longer terms and existing directors, if re-elected, would be the initial beneficiaries of the extended terms. In addition, this proposed amendment may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of First Ottawa, even if our stockholders may consider such a change of control to be in their best interests.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING BYLAW AMENDMENTS

        Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that requires the affirmative vote of 75% of our outstanding voting stock or a majority of our directors to amend our bylaws.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read as follows:

          The bylaws of the Corporation may be amended, altered or repealed by the stockholders of the Corporation, provided, however, that such amendment, alteration or repeal is approved by the affirmative vote of the holders of not less than 75% of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors. The bylaws may also be amended, altered or repealed by a majority of the directors then in office.

Reasons for the Proposed Amendment

        Under the Delaware General Corporation Law, a board of directors is permitted by majority vote to amend a company's bylaws. However, this does not limit the concurrent power of our stockholders also to amend the bylaws. This proposed amendment would make it necessary for holders of at least 75% of the outstanding shares of our voting stock to approve a bylaw amendment proposed by our stockholders, while our board of directors would be permitted to amend the bylaws by a vote of a majority of the directors.

        This proposed amendment is intended to make it more difficult to amend the bylaws and to remove provisions that were adopted by our board of directors to prevent any takeover of First Ottawa that our board of directors determines is not in the best interests of our stockholders. Increasing the stockholder vote necessary to amend the bylaws, when taken in conjunction with the other proposed amendments described in this proxy statement, could make any attempt to gain control of First Ottawa, or our board of directors, more difficult or time consuming.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING ACTION BY STOCKHOLDERS

        Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that requires actions by our stockholders to be taken at an annual or special meeting of our stockholders and not by written consent.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read as follows:

          Subject to the rights of holders of any class or series of preferred stock, any action required or permitted to be taken by the holders of capital stock of the Corporation must be effected at a duly called annual or special meeting of the holders of capital stock of the Corporation and may not be effected by any consent in writing by such holders.

Reasons for the Proposed Amendment

        Under the Delaware General Corporation Law, and unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by stockholders with the required number of votes that would be necessary to authorize the action at a meeting of stockholders. This proposed amendment eliminating stockholder action by written consent would ensure that all stockholders will have the opportunity to participate at a meeting to decide upon any proposed stockholder action and would prevent holders of a majority of our voting stock from taking any unilateral action.

        The adoption of this proposed amendment could have the effect of making it more difficult to acquire control of First Ottawa, even if such action might be desired by a majority of our stockholders.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING SPECIAL MEETINGS OF STOCKHOLDERS

        Our board of directors has approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that permits special meetings of our stockholders to be called only by a majority of our directors then in office.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read as follows:

          Special meetings of the stockholders may only be called by a majority of the directors then in office.

Reasons for the Proposed Amendment

        Under the Delaware General Corporation Law, special meetings of the stockholders may be called by the board of directors or by other persons authorized by the certificate of incorporation or by the bylaws. This proposed amendment would only permit a special meeting of our stockholders to be called by a majority of our directors who are then serving.

        Our board of directors wants to ensure that a special meeting is not called by a small core of our stockholders who may be under the control of a third party where such small core group might constitute a majority of those in attendance and take action detrimental to the remainder of our stockholders. If the previous amendment is adopted requiring that stockholder action be taken only at a stockholders' meeting, then this amendment making it more difficult to call a special meeting could have the effect of making it more difficult to acquire control of First Ottawa, even if such action might be desired by a majority of our stockholders.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING VOTE REQUIRED
FOR AMENDMENTS AND SIGNIFICANT CORPORATE ACTIONS

        Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation providing that the significant corporate actions described below must be approved by the affirmative vote of the holders of at least 75% of the outstanding shares of our voting stock entitled to vote on the action, unless at least two-thirds of our directors have first approved the action. If the directors first approve the action by this two-thirds margin, then the action only requires ratification by holders of a majority of our outstanding voting stock.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read as follows:

          A.    Actions Subject to Requirements.  Except as otherwise expressly provided in paragraph C of this Article and notwithstanding any other provision of this certificate of incorporation:

    (i)
    any merger or consolidation of the Corporation or of any Subsidiary with or into any other corporation;

    (ii)
    any sale, lease, exchange or other disposition by the Corporation or any Subsidiary of assets constituting all or substantially all of the assets of the Corporation and its Subsidiaries taken as a whole to or with any other corporation, person or other entity in a single transaction or a series of related transactions;

    (iii)
    any issuance or transfer by the Corporation or any Subsidiary, of any voting securities of the Corporation (except for voting securities issued pursuant to a stock option, purchase, bonus or other plan for natural persons who are directors, employees, consultants and/or agents of the Corporation or any Subsidiary) to any other corporation, person or other entity in exchange for cash, assets or securities or a combination thereof;

    (iv)
    the voluntary dissolution of the Corporation; and

    (v)
    the amendment, alteration, change or repeal of this Certificate of Incorporation;

  shall require the affirmative vote of the holders of shares having at least 75% of the voting power of all outstanding stock of the Corporation entitled to vote thereon. Such affirmative vote shall be required notwithstanding the fact that no vote or a lesser vote may be required, or that some lesser percentage may be specified by law or otherwise in this certificate of incorporation or by the bylaws of the Corporation.

          B.    Definitions.  For purposes of this Article, the term "Subsidiary" means any entity in which the Corporation beneficially owns, directly or indirectly, more than 80% of the outstanding voting stock. The phrase "voting security" as used in paragraph A of this Article shall mean any security which is (or upon the happening of any event, would be) entitled to vote for the election of directors, and any security convertible, with or without consideration, into such security or carrying any warrant or right to subscribe to or purchase such a security.

          C.    Exceptions.  The provisions of this Article shall not apply to any transaction described in clauses (i), (ii), (iii), (iv) or (v) of paragraph A of this Article: (i) approved at any time prior to its consummation by resolution adopted by not less than two-thirds (2/3) of the number of directors as may be fixed from time to time, in the manner prescribed herein, by the board of directors of the Corporation; or (ii) if any transaction described in such paragraph A is with any corporation of which a majority of the outstanding shares of all classes of stock is owned of record or beneficially by the Corporation; or (iii) which is a merger with another corporation without action by the stockholders of the Corporation to the extent and in the manner permitted from time to time by the law of the State of Delaware.

          D.    Construction.  The interpretation, construction and application of any provision or provisions of this Article and the determination of any facts in connection with the application of this Article, shall be made by the affirmative vote of not less than two-thirds (2/3) of the number of directors as may be fixed from time to time, in the manner prescribed herein, by the board of directors of the Corporation. Any such interpretation, construction, application or determination, when made in good faith, shall be conclusive and binding for all purposes of this Article.

Reasons for the Proposed Amendment

        In the absence of this proposed amendment, under the Delaware General Corporation Law, the amendment of a corporation's certificate of incorporation and significant corporate actions such as a merger, consolidation, share exchange, sale of assets or voluntary dissolution of the corporation, require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such matter.

        This proposed amendment may enable management to negotiate more effectively with respect to any of these major corporate actions that may be proposed by a third party because the third party would have to secure the approval of the holders of at least 75% of our voting stock if the third party did not secure the prior approval of the proposed corporate action by a margin of at least two-thirds of our directors. This proposed amendment is also intended to make it more difficult to remove provisions of the certificate of incorporation (like those proposed in this proxy statement) that were adopted to prevent an acquisition of control that our board of directors has determined is not in the best interests of our stockholders.

  If this amendment is approved, conforming changes will be made in current Article 10 of the certificate of incorporation which states that we reserve the right to make future amendments to the certificate of incorporation. The conforming change in Article 10 will make it clear that Article 10 will be subject to the provisions of this new Article. This amendment, when taken in conjunction with the other proposed amendments, could make any attempt to gain control of First Ottawa, or our board of directors, more difficult or time consuming.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING
TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS

        Our board of directors has approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that requires special approvals for certain extraordinary transactions between First Ottawa and any of our significant stockholders.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read in its entirety as follows:

  The provisions of Section 203 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended or as such Section 203 may hereafter be renumbered or recodified ("Section 203"), will be deemed to apply to the Corporation, and the Corporation shall be subject to all of the restrictions set forth in such Section 203.

Reasons for the Proposed Amendment

        Section 203 of the Delaware General Corporation Law requires special board and stockholder approvals for certain extraordinary business combinations with an "interested stockholder." An interested party is defined by this statute as a person or company, combined with its respective affiliates, that beneficially owns 15% or more of the outstanding shares of a corporation's voting stock. This statute generally requires that for a period of three years from the date that anyone becomes an interested stockholder, these business combinations between the interested stockholder and the corporation in which the person owns stock must be approved by holders (not including the interested party) of not less than two-thirds of the corporation's outstanding voting stock.

        This special voting requirement does not apply if:

  •
  prior to the date a person becomes an interested stockholder, the corporation's board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder;

  •
  upon consummation of the transaction, the interested stockholder owns at least 85% of the voting stock of the corporation (excluding shares held by persons who are directors and also officers and under some types of employee stock plans); or

  •
  on or subsequent to such date, the business combination is approved by the corporation's board of directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock, other than stock owned by the interested stockholder.

        Section 203 does not automatically apply to us because First Ottawa does not have a class of stock that is traded on Nasdaq or any national securities exchange. Our board of directors, however, proposes to amend the certificate of incorporation to place us under the same requirements that would be applicable to us if the provisions of Section 203 were mandatorily applicable to us. Our board of directors believes that this provision will protect our board of directors and stockholders from any undue pressure that may be placed upon either group to approve a transaction between First Ottawa and any of our stockholders who owns a significant percentage of our stock, even if that transaction may not be in the best interests of our stockholders. The provision will not prevent the completion of a transaction that our directors and stockholders approve by the required percentages, although it may make it more difficult for a significant stockholder to obtain the necessary approvals.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING INDEMNIFICATION OF DIRECTORS

        Our board of directors has approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that clarifies the indemnification already provided to our directors and officers.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by replacing current Article 7 in its entirety with the following:

  Each person who is or was a director or officer of the Corporation and each person who serves or served at the request of the Corporation as a director, officer or partner of another enterprise shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of the State of Delaware, as the same now exists or may be hereafter amended. No amendment to or repeal of this Article shall apply to or have any effect on the rights of any individual referred to in this Article for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

Reasons for the Proposed Amendment

        The certificate of incorporation already requires First Ottawa to indemnify all persons whom it may indemnify under the Delaware General Corporation Law. This amendment makes it clear that the amendment or repeal of this Article will not affect the indemnification rights of any individual with respect to actions or occurrences prior to that amendment or repeal.

        In recent years, investigations, claims, actions, suits or proceedings (including stockholder derivative actions) seeking to impose liability on, or involving as witnesses, directors and officers of corporations have become the subject of much public discussion. These proceedings are often extremely expensive regardless of their eventual outcome. Even in proceedings in which a director or officer is not named as a defendant, an individual may incur substantial expenses or attorneys' fees if he or she is called as a witness or becomes involved in the proceeding in any other way. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved exceeds any benefit to him or her from serving as a director or officer of First Ottawa. Our board of directors believes that this proposed amendment which further ensures the availability of indemnification rights is desirable so that First Ottawa can continue to attract and retain well qualified individuals to serve as our directors and officers in light of the risks of substantial expense in defending against, or becoming involved with, litigation regarding the position.

        We have not received notice of any proceedings against any officer or director to which the protections and benefits afforded by this new Article may apply. Additionally, the amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any current or potential director or officer.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

PROPOSED AMENDMENT REGARDING
CONSIDERATION OF NON-STOCKHOLDER INTERESTS

        Our board of directors has approved, and recommends to our stockholders for their approval and adoption, an amendment to the certificate of incorporation that permits our board of directors to consider non-stockholder factors when considering a change of control proposal.

        Our board of directors believes that this proposed amendment is in the best interests of First Ottawa and its stockholders. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of this amendment.

Proposed Amendment to Certificate of Incorporation

        If this amendment to the certificate of incorporation is approved by our stockholders, the certificate of incorporation will be amended by adding a new Article to read in its entirety as follows:

  In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders when evaluating a proposal by another person or persons to make a tender or exchange offer for any equity security of the Corporation or any subsidiary, to merge or consolidate with the Corporation or any subsidiary or to purchase or otherwise acquire all or substantially all of the assets of the Corporation or any subsidiary, the board of directors of the Corporation may consider all of the following factors and any other factors which it deems relevant: (A) the adequacy of the amount to be paid in connection with any such transaction; (B) the social and economic effects of the transaction on the Corporation and its subsidiaries and the other elements of the communities in which the Corporation or its subsidiaries operate or are located; (C) the business and financial condition and earnings prospects of the acquiring person or persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring person or persons, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; (D) the competence, experience, and integrity of the acquiring person or persons and its or their management; and (E) any antitrust or other legal or regulatory issues which may be raised by any such transaction.

Reasons for the Proposed Amendment

        This proposed amendment grants to our board of directors the express authority to consider the interest of constituencies other than our stockholders when considering transactions such as a tender or exchange offer or a proposal for the merger of First Ottawa or the sale of all, or substantially all, of our assets. This amendment would provide that in discharging the duties of their respective positions, directors and officers would be allowed to consider the effects of any action upon employees, customers and creditors of First Ottawa and communities where we do business, and other societal issues, as well as the long and short term interests of First Ottawa and our stockholders.

        This provision is permissive, not mandatory, and could be used to justify defensive tactics to resist hostile takeovers. It may provide some protection against stockholders who claim that only considerations of price are appropriate, and could provide a signal to potential acquirors as to what will be considered in evaluating their bid. Subject to our directors' fiduciary duties to our stockholders, this amendment may also have the effect under unusual circumstances of allowing our board of directors to reject an offer at a price above market price causing our stockholders to forego an immediate profit.

Stockholder Vote Necessary For Approval of the Amendment

        To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Our board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares FOR this amendment.

APPROVAL OF STOCK INCENTIVE PLAN

        On March 20, 2002, our board of directors unanimously adopted resolutions approving the First Ottawa Bancshares, Inc. 2002 Stock Incentive Plan, subject to stockholder approval, to promote equity ownership of First Ottawa by our directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain in our employ. A summary of the Stock Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the Stock Incentive Plan, a copy of which is attached as Exhibit B to this proxy statement.

Administration

        The Stock Incentive Plan is to be administered by the Stock Incentive Plan Committee which will be comprised of at least two non-employee directors appointed by our board of directors. The Stock Incentive Plan Committee will have the authority to select the directors, officers and employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan.

        The Stock Incentive Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify ("nonstatutory options"), restricted stock and stock appreciation rights, as determined in each individual case by the Stock Incentive Plan Committee. Our board of directors has reserved 150,000 shares of common stock for issuance under the Stock Incentive Plan. In general, if any award (including an award granted to a non-employee director) granted under the Stock Incentive Plan expires, terminates, is forfeited or is cancelled for any reason, the shares of common stock allocable to that award may again be made subject to an award granted under the Stock Incentive Plan.

Awards

        Directors, officers and employees of First Ottawa and The First National Bank of Ottawa are eligible to receive grants under the Stock Incentive Plan. Options may be granted subject to a vesting requirement and will become fully vested upon a merger or change of control of First Ottawa. The exercise price of incentive stock options granted under the Stock Incentive Plan must at least equal the fair market value of the common stock subject to the option (determined as provided in the plan) on the date the option is granted. The exercise price of nonstatutory options and stock appreciation rights will be determined by the Stock Incentive Plan Committee.

        An incentive stock option granted under the Stock Incentive Plan to an employee owning more than 10% of the total combined voting power of all classes of capital stock of First Ottawa is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of common stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years. Incentive stock options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of common stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

        Each director, officer and key employee eligible to participate in the Stock Incentive Plan will be notified by the Stock Incentive Plan Committee. To receive an award under the Stock Incentive Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of common stock (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the award agreement will also specify the price at which the shares of common stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

        The full exercise price for all shares of common stock purchased upon the exercise of options granted under the Stock Incentive Plan may be paid by cash, award surrender or common stock owned at the time of exercise, as directed by the Stock Incentive Plan Committee. Incentive stock options granted to employees under the Stock Incentive Plan may remain outstanding and exercisable for ten years from the date of grant or until the expiration of three months (or such lesser period as the Stock Incentive Plan Committee may determine) from the date on which the person to whom they were granted ceases to be employed by First Ottawa. Nonstatutory options and stock appreciation rights granted under the Stock Incentive Plan remain outstanding and exercisable for such period as the Stock Incentive Plan Committee may determine.

Income Tax

        Incentive stock options granted under the Stock Incentive Plan have certain advantageous tax attributes to the recipient under the income tax laws. No taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive stock option, although neither is there any income tax deduction available to First Ottawa as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of shares of common stock acquired pursuant to the exercise of an incentive stock option generally will be treated as capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted.

        As in the case of incentive stock options, the grant of nonstatutory stock options, restricted stock or stock appreciation rights will not result in taxable income for income tax purposes to the recipient of the awards, nor will First Ottawa be entitled to an income tax deduction. Upon the exercise of nonstatutory stock options or stock appreciation rights, or the lapse of restrictions on restricted stock, the award holder will generally recognize ordinary income for income tax purposes equal to the difference between the exercise price and the fair market value of the shares of common stock acquired or deemed acquired on the date of exercise, and First Ottawa will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any gain or loss realized by the option holder on the subsequent disposition of such shares will be a capital gain or loss.

Amendment and Termination

        The Stock Incentive Plan expires ten years after its adoption, unless sooner terminated by our board of directors. Our board of directors has authority to amend the Stock Incentive Plan in such manner as it deems advisable, except that our board of directors is not permitted without our stockholders' approval to amend the plan in a manner that would materially increase the number of shares of common stock that may be granted as incentive stock options or change the class of persons eligible to recent incentive stock options. The Stock Incentive Plan provides for appropriate adjustment, as determined by the Stock Incentive Plan Committee, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

Stockholder Vote Necessary For Approval of the Stock Incentive Plan

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the Stock Incentive Plan. Our board of directors unanimously recommends a vote FOR the proposed Stock Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation earned for the last three fiscal years by the individual who served as Chief Executive Officer in 2001 and the other highest paid executive officers who received compensation above $100,000 during 2001. No executive officers received or held stock options for shares of First Ottawa common stock during 2001.

Annual Compensation
Name and Principal Position	Year	Salary(2)	Bonus	Other Annual Compensation(3)
Joachim J. Brown, Chief Executive Officer and President(1)	2001 2000 1999	$196,027 180,000 27,833	— — —	$15,282 13,974 1,200
Donald J. Harris, Executive Vice President and Chief Operating Officer	2001 2000 1999	$125,753 112,814 91,686	$224 3,750 15,609	$5,687 6,021 —
James J. Sabino, Executive Vice President and Chief Lending Officer(4)	2001 2000	$97,381 121,606	$4,769 3,750	$4,800 7,406

(1)
Our board of directors appointed Mr. Brown as Chief Executive Officer and President of First Ottawa on November 1, 1999.

(2)
Salary includes fees received for serving on the board of directors of First Ottawa and The First National Bank of Ottawa for Mr. Brown and Mr. Harris.

(3)
Includes an automobile allowance for Messrs. Brown and Sabino of $7,200 and $4,800, respectively, in each of 2000 and 2001. Also includes matching and discretionary allocations under our 401(k) plan for Mr. Brown and Mr. Harris in 2001 in the amounts of $8,082 and $5,687, respectively, and for Messrs. Brown, Harris and Sabino in 2000 in the amounts of $6,774, $6,021 and $2,606, respectively.

(4)
Mr. Sabino was appointed as an officer of First Ottawa at the beginning of 2000, and left the employment of First Ottawa on September 24, 2001.

Employment Contracts

        Joachim J. Brown has a three-year employment agreement to serve as Chief Executive Officer and President of First Ottawa and The First National Bank of Ottawa. The agreement specifies a minimum annual salary of $180,000 (including all directors' fees) and provides for increases based on base salary levels at comparable financial institutions. The agreement also provides that Mr. Brown is entitled to participate in any stock appreciation rights plan and employee stock option plan established by us. Mr. Brown's annual salary is inclusive of director's fees for serving on the board of directors of First Ottawa and The First National Bank of Ottawa.

        We may terminate the agreement at any time for "cause" without incurring any additional obligations. The agreement provides severance benefits in the event Mr. Brown is terminated without cause or resigns or is terminated following a change of control. The severance benefits are equal to the salary and benefits Mr. Brown would have received through the end of the term of the agreement.

        Donald J. Harris is a party to a severance agreement with First Ottawa. Pursuant to this agreement, if a change in control (as defined in the agreement) occurs and if, within two years of that change of control Mr. Harris is terminated without cause or resigns for good reason (as defined in the agreement), then Mr. Harris is entitled to his base annual salary and health and life insurance benefits from us for the period from the date of his termination or resignation until the end of the two year period following the change of control.

Employee Bonus Plan

        In January, 2000, we established an annual cash bonus plan for all employees of The First National Bank of Ottawa, excluding the President and the Executive Vice Presidents. Pursuant to the bonus plan, an account tracks a hypothetical quantity of 75,000 shares of the common stock of The First National Bank of Ottawa. A bonus pool is determined based on the change in book value, subject to certain adjustments, of the hypothetical quantity of stock during each calendar year. We pay 50% of the bonus pool to employees on a pro rata basis as determined by their current salaries. We pay the other 50% of the bonus pools to employees at the discretion of their supervisors.

        In May, 2000, we established a similar bonus plan for the President and Executive Vice Presidents. The executive officer bonus plan provides for similar tracking of a hypothetical quantity of 75,000 shares of the common stock of The First National Bank of Ottawa. We pay 50% of the change in book value of these shares to the President and 25% each to the two Executive Vice Presidents. For the year 2000, Mr. Harris earned $3,750 under the executive officer bonus plan and the $7,500 bonus otherwise payable to Mr. Brown was, at his direction, paid to our other employees. For the year 2001, no bonuses were paid under this plan.

Pension Plan Table

        First Ottawa sponsors a defined benefit pension plan for its employees. A defined benefit pension plan covers substantially all employees, with benefits based on years of service and compensation prior to retirement. Pension expense is the net of service cost (prior to freezing the plan) and interest cost, return on plan assets, and amortization of gains and losses not immediately recognized. Contributions to the plan are based on the maximum amount deductible for income tax purposes. On November 10, 1999, all pension plan benefits were frozen with the intent of considering alternative methods of providing retirement benefits to employees.

Pension Plan Table(1)
		Years of service
Remuneration (Average Salary)	Considered Salary(2)
		15	20	25	30	35
$125,000	$125,500	$32,228	$42,970	$45,900	$64,455	$64,455
150,000	150,000	38,790	51,720	55,275	77,580	77,580
175,000	160,000	41,415	55,220	59,025	82,830	82,830
200,000	160,000	41,415	55,220	59,025	82,830	82,830
225,000	160,000	41,415	55,220	59,025	82,830	82,830
250,000	160,000	41,415	55,220	59,025	82,830	82,830
300,000	160,000	41,415	55,220	59,025	82,830	82,830
400,000	160,000	41,415	55,220	59,025	82,830	82,830
450,000	160,000	41,415	55,220	59,025	82,830	82,830
500,000	160,000	41,415	55,220	59,025	82,830	82,830

(1)
The table shows the estimated annual straight-life with ten-year certain annuity benefit payable under the qualified retirement program to employees with the specified remuneration (average salary during the five consecutive years that compensation was the highest within the last ten years) and specified years of service upon retirement at age 65. Compensation and credited service after 1999 is not considered because the plan was frozen effective December 31, 1999. The compensation used to calculate the Average Salary and the number of years of credited service for Donald J. Harris, the only named executive officer participating in the plan, is $93,000, 20 years.

(2)
Internal Revenue Code Section 401(a)(17) limits the annual compensation which can be recognized in a qualified pension plan. The limit for 1999 is $160,000. The 1999 limit is used because the plan was frozen effective December 31, 1999.

Compensation Committee Interlocks and Insider Participation

        During 2001, the compensation committee consisted of the entire board of directors, however, neither Mr. Brown nor Mr. Harris participated in deliberations or voting concerning his own respective compensation. None of the other members of the committee was an officer or employee of First Ottawa or The First National Bank of Ottawa in 2001, and none of these individuals is a former officer or employee of either organization. In addition, during 2001 none of our executive officers served on the board of directors or compensation committee of any other corporation with respect to which any member of our compensation committee was engaged as an executive officer.

Board Compensation Committee's Report on Compensation

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by First Ottawa shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        Introduction.    First Ottawa and The First National Bank of Ottawa share an executive management team, the members of which are compensated by the bank instead of the holding company. Accordingly, each of their compensation packages, which is based upon their roles and performance for both First Ottawa and The First National Bank of Ottawa, is determined and approved by the full board of directors with input and recommendations from the compensation committee. During 2001, the compensation committee consisted of the entire board of directors, however, neither Mr. Brown nor Mr. Harris participated in deliberations or voting concerning his own respective compensation

        Compensation philosophy and objectives.    The executive compensation program is designed to guide the committee in formulating an appropriate compensation structure for senior management. The overall objective is to align senior management compensation with the success of meeting our goals by creating strong incentives to manage the business successfully from both a financial and operating perspective. The executive compensation program is structured to accomplish the following specific objectives:

  •
  encourage a consistent and competitive return to stockholders;

  •
  maintain a program which:

  •
  clearly motivates personnel to perform and succeed according to our current goals;

  •
  retains key personnel critical to our long-term success; and

  •
  emphasizes formula-based components, such as incentive plans, in order to better focus management efforts in its execution of corporate goals;

  •
  maintain a corporate environment which encourages stability and a long-term focus for both First Ottawa and our management; and

  •
  ensure that management:

  •
  fulfills its oversight responsibility to its constituents, including stockholders, customers, employees, the community and government regulatory agencies;

    •
    conforms its business conduct to the highest ethical standards;

    •
    remains free from any influences that could impair or appear to impair the objectivity and impartiality of its judgments or treatment of our constituents; and

    •
    continues to avoid any conflict between its responsibilities to First Ottawa and each individual's personal interests.

        There are three major components to executive officer compensation: base salary, bonus and additional benefit plans. The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee's subjective judgment and takes into account both qualitative and quantitative factors. No specific weights are assigned to such factors with respect to any compensation component. Among the factors considered by the committee are the recommendations of senior management with respect to the compensation of other key executive officers. However, the committee makes the final compensation decisions concerning such officers.

        Base salary and bonus.    The compensation committee reviews each executive's base salary on an annual basis. The committee believes that the base salaries should offer security to each executive and allow First Ottawa to attract qualified executives and maintain a stable management team and environment. The committee targets salaries at market levels (as set forth in the Illinois Bankers' Association Annual Compensation Survey), although it may be adjusted, either up or down, to reflect our performance. However, we have entered into an employment agreement with Mr. Brown providing him a minimum annual salary of $180,000. Initially, base salaries are determined after examining, among other things, an executive's level of responsibility, prior experience, education, breadth of knowledge, internal performance objectives and the current market level.

        Annual adjustment to an executive's base salary is driven by corporate and individual performance. Corporate performance, measured primarily in terms of earnings per share, return on equity and assets and enhancement of book value per share, impacts an executive's base salary. In addition, the committee will also measure individual performance. When measuring individual performance, the committee considers the individual's efforts in achieving established financial and business objectives, managing and developing employees and enhancing long-term relationships with customers. A bonus may also be granted based on specific individual goals and corporate performance.

        The compensation of Mr. Brown, the President and Chief Executive Officer during 2001, was based upon our corporate performance and contributions to First Ottawa and the community, as well as by the terms of his employment contract. Overall, salary increases for the senior executive officers were at a rate comparable to the increases provided to officers with similar duties and responsibilities at comparable organizations.

        Bonus.    We have also established bonus plans for all of our employees and our executive officers. These plans are described in detail in the proxy statement. We feel that the bonus structure incents all employees to maximize our value. For the year 2000, Mr. Harris earned $3,750 under the executive officer bonus plan and the $7,500 bonus otherwise payable to Mr. Brown was, at his direction, paid to our other employees. No bonuses were paid under these plans for the year 2001.

        Benefits, qualified service plans and perquisites.    Benefits offered to executives are intended to serve a different purpose than base salary and bonus. While the benefits offered are competitive with the marketplace and help attract and retain executives, generally, the benefits offered provide a safety net of protection against financial catastrophes that can result from illness, disability or death. Benefits offered to executives are generally those offered to the general employee population, with some variation to promote tax efficiency and replacement of benefit opportunities lost to regulatory limits. First Ottawa offers eligible employees participation in a 401(k) savings plan. The 401(k) savings program allows a maximum voluntary salary deferral of up to 12% (with a partial employer match), subject to statutory limitations.

        Conclusion.    The committee believes these executive compensation policies and programs effectively serve the interests of stockholders and First Ottawa. The committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of First Ottawa for the benefit of all stockholders.

Respectfully,

Bradley J. Armstrong	Patty P. Godfrey	Erika S. Kuiper
Joachim J. Brown	Thomas E. Haeberle	Thomas P. Rooney
John L. Cantlin	Donald J. Harris	William J. Walsh

Stockholder Return Performance Graph

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by First Ottawa shall not be deemed to include the following graph and related information unless it is specifically stated to be incorporated by reference into such document.

        The following graph shows a comparison of cumulative total returns for First Ottawa, the Nasdaq Stock Market and an index of Midwestern bank stocks which are quoted on the OTC-Bulletin Board and on Pink Sheets. The cumulative total stockholder return computations assume the investment of $100 on December 31, 1996. Figures for First Ottawa's common stock represent inter-dealer quotations, without retail markups, mark downs or commissions and do not necessarily represent actual transactions. The graph was prepared at our request by SNL Securities L.C., Charlottesville, Virginia.

Total Return Performance

	Period Ending
Index
	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
First Ottawa Bancshares, Inc.	$100.00	$94.04	$111.65	$136.84	$144.12	$134.06
Nasdaq—Total US	100.00	122.48	172.70	320.87	193.00	153.15
SNL Midwest OTC-BB and Pink Banks	100.00	126.66	155.51	134.48	110.84	102.23

AUDIT COMMITTEE REPORT

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by First Ottawa shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        The audit committee acts under a written charter which was adopted by our board of directors in 2001. Each of the members of the audit committee is independent as defined by our standards as set forth in the audit committee charter and under the rules of the National Association of Securities Dealers.

        The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2001 with our management and Crowe, Chizek and Company LLP, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2001, for filing with the Securities and Exchange Commission.

Respectfully,

Erika S. Kuiper	William J. Walsh
Patty P. Godfrey	Thomas E. Haeberle

TRANSACTIONS WITH MANAGEMENT

        Directors and officers of First Ottawa and The First National Bank of Ottawa, and their associates, were customers of and had transactions with us during 2001. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

        John L. Cantlin, a director, is the owner of the law firm of John L. Cantlin & Associates, Ottawa, Illinois, which is one of several law firms which we routinely retain for various legal matters involving First Ottawa, such as foreclosures and collections.

INDEPENDENT PUBLIC ACCOUNTANTS

        Our board of directors has appointed Crowe, Chizek and Company LLP as our independent public accountants for 2002. Crowe Chizek has served as the independent public accountants for First Ottawa and The First National Bank of Ottawa for over twenty years. Representatives from Crowe Chizek are expected to be present at the annual meeting.

        Set forth below is a discussion of the fees billed to us by Crowe Chizek during 2001:

        Audit fees.    The aggregate fees and expenses billed to us by Crowe Chizek in connection with the 2001 audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q for 2001 totaled $42,225.

        Financial information systems design and implementation fees.    No fees were incurred during 2001 for information technology services.

        All other fees.    The aggregate fees and expenses billed to us by Crowe Chizek for all other non-audit services rendered to us for 2001, totaled $110,739. These services included assistance in preparing our annual report on Form 10-K and internal audit loan review and related services.

        The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek is incompatible with maintaining Crowe Chizek's independence as our principal accountant.

STOCKHOLDER PROPOSALS

        Any proposal which a stockholder intends to present at the annual meeting of stockholders in 2003 must be received by us by December 13, 2002, to be eligible for inclusion in the proxy statement and proxy card relating to such meeting.

By order of the board of directors

Joachim J. Brown President and Chief Executive Officer

Ottawa, Illinois
April 12, 2002

ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

FIRST OTTAWA BANCSHARES, INC.

ARTICLE 1

NAME

        The name of the Corporation is First Ottawa Bancshares, Inc. (hereinafter the "Corporation").

ARTICLE 2

REGISTERED OFFICE AND AGENT

        The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE 3

PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

AUTHORIZED STOCK

        A.    Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is One Million (1,000,000) shares of common stock, par value of $1.00 per share, and Twenty Thousand (20,000) shares of preferred stock, par value of $1.00 per share.

        B.    Preferred Stock. The shares of preferred stock may be issued from time to time in one or more series. The board of directors of the Corporation shall have authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limitation, the voting rights, the dividend rate, conversion rights, redemption price and liquidation preference, of any series of shares of preferred stock, to fix the number of shares constituting any such series and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

        C.    Unclaimed Dividends. Any and all rights, title, interest and claim in and to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned, and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositaries, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

ARTICLE 5

BOARD OF DIRECTORS

        The business and affairs of the Corporation shall be under the direction of a board of directors. The number of directors constituting the entire board of directors shall not be less than eight nor more than fifteen as fixed from time to time by resolution of not less than two-thirds (2/3) of the number of directors which immediately prior to such proposed change had been fixed, in the manner prescribed herein, by the board of directors of the Corporation, provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire board of directors shall be nine until otherwise fixed as described immediately above. No person shall be eligible for election to the board of directors unless such person owns not less than 1,000 shares of the Corporation's common stock, and has resided, for not less than six months prior to his or her election, in a county where the Corporation maintains a banking office.

        A.    Election of Directors. The directors of the Corporation shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the entire board of directors permits with the term of office of one class expiring each year. Directors of Class I shall hold office for an initial term expiring at the 2003 annual meeting, directors of Class II shall hold office for an initial term expiring at the 2004 annual meeting and directors of Class III shall hold office for an initial term expiring at the 2005 annual meeting.

        At each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. In the event of any change in the authorized number of directors, each director then continuing to serve as such shall continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior resignation, disqualification, disability or removal. There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

        B.    New Directorships; Vacancies. Any vacancies on the board of directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the affirmative vote of a majority of directors then in office, although less than a quorum, or by the sole remaining director. Any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. If the number of directors is changed, any increase or decrease in the number of directors may be allocated to any such class the board of directors selects in its discretion.

        C.    Removal. A director may be removed only for cause as determined by the affirmative vote of the holders of at least a majority of the shares then entitled to vote generally in the election of directors (considered for this purpose as one class) cast at an annual meeting of stockholders or at a special meeting of the stockholders called expressly for that purpose. Cause for removal shall include, but not be limited to, the situation where a director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or willful misconduct in the performance of such director's duty to the Corporation and such adjudication is no longer subject to direct appeal.

ARTICLE 6

BYLAWS

        The bylaws of the Corporation may be amended, altered or repealed by the stockholders of the Corporation, provided, however, that such amendment, alteration or repeal is approved by the affirmative vote of the holders of not less than 75% of the outstanding shares of stock of the

Corporation then entitled to vote generally in the election of directors. The bylaws may also be amended, altered or repealed by a majority of the directors then in office.

ARTICLE 7

AMENDMENTS

        Subject to the provisions of this certificate of incorporation, the corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE 8

STOCKHOLDERS' ACTION

        Subject to the rights of holders of any class or series of preferred stock, any action required or permitted to be taken by the holders of capital stock of the Corporation must be effected at a duly called annual or special meeting of the holders of capital stock of the Corporation and may not be effected by any consent in writing by such holders.

ARTICLE 9

SPECIAL MEETINGS OF STOCKHOLDERS

        Special meetings of the stockholders may only be called by a majority of the directors then in office.

ARTICLE 10

ADDITIONAL VOTING REQUIREMENTS

        A.    Actions Subject to Requirements. Except as otherwise expressly provided in paragraph C of this Article and notwithstanding any other provision of this certificate of incorporation:

          (i)    any merger or consolidation of the Corporation or of any Subsidiary with or into any other corporation;

          (ii)  any sale, lease, exchange or other disposition by the Corporation or any Subsidiary of assets constituting all or substantially all of the assets of the Corporation and its Subsidiaries taken as a whole to or with any other corporation, person or other entity in a single transaction or a series of related transactions;

          (iii)  any issuance or transfer by the Corporation or any Subsidiary, of any voting securities of the Corporation (except for voting securities issued pursuant to a stock option, purchase, bonus or other plan for natural persons who are directors, employees, consultants and/or agents of the Corporation or any Subsidiary) to any other corporation, person or other entity in exchange for cash, assets or securities or a combination thereof;

          (iv)  the voluntary dissolution of the Corporation; and

          (v)  the amendment, alteration, change or repeal of this Certificate of Incorporation;

shall require the affirmative vote of the holders of shares having at least 75% of the voting power of all outstanding stock of the Corporation entitled to vote thereon. Such affirmative vote shall be required notwithstanding the fact that no vote or a lesser vote may be required, or that some lesser percentage may be specified by law or otherwise in this certificate of incorporation or by the bylaws of the Corporation.

        B.    Definitions. For purposes of this Article, the term "Subsidiary" means any entity in which the Corporation beneficially owns, directly or indirectly, more than 80% of the outstanding voting stock. The phrase "voting security" as used in paragraph A of this Article shall mean any security which is (or upon the happening of any event, would be) entitled to vote for the election of directors, and any security convertible, with or without consideration, into such security or carrying any warrant or right to subscribe to or purchase such a security.

        C.    Exceptions. The provisions of this Article shall not apply to any transaction described in clauses (i), (ii), (iii), (iv) or (v) of paragraph A of this Article: (i) approved at any time prior to its consummation by resolution adopted by not less than two-thirds (2/3) of the number of directors as may be fixed from time to time, in the manner prescribed herein, by the board of directors of the Corporation; or (ii) if any transaction described in such paragraph A is with any corporation of which a majority of the outstanding shares of all classes of stock is owned of record or beneficially by the Corporation; or (iii) which is a merger with another corporation without action by the stockholders of the Corporation to the extent and in the manner permitted from time to time by the law of the State of Delaware.

        D.    Construction. The interpretation, construction and application of any provision or provisions of this Article and the determination of any facts in connection with the application of this Article, shall be made by the affirmative vote of not less than two-thirds (2/3) of the number of directors as may be fixed from time to time, in the manner prescribed herein, by the board of directors of the Corporation. Any such interpretation, construction, application or determination, when made in good faith, shall be conclusive and binding for all purposes of this Article.

ARTICLE 11

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        The provisions of Section 203 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended or as such Section 203 may hereafter be renumbered or recodified ("Section 203"), will be deemed to apply to the Corporation, and the Corporation shall be subject to all of the restrictions set forth in such Section 203.

ARTICLE 12

INDEMNIFICATION

        Each person who is or was a director or officer of the Corporation and each person who serves or served at the request of the Corporation as a director, officer or partner of another enterprise shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of the State of Delaware, as the same now exists or may be hereafter amended. No amendment to or repeal of this Article shall apply to or have any effect on the rights of any individual referred to in this Article for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

ARTICLE 13

PERSONAL LIABILITY OF DIRECTORS

        No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any actions or omissions of such director occurring prior to such amendment or repeal.

ARTICLE 14

NON-STOCKHOLDER INTERESTS

        In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders when evaluating a proposal by another person or persons to make a tender or exchange offer for any equity security of the Corporation or any subsidiary, to merge or consolidate with the Corporation or any subsidiary or to purchase or otherwise acquire all or substantially all of the assets of the Corporation or any subsidiary, the board of directors of the Corporation may consider all of the following factors and any other factors which it deems relevant: (A) the adequacy of the amount to be paid in connection with any such transaction; (B) the social and economic effects of the transaction on the Corporation and its subsidiaries and the other elements of the communities in which the Corporation or its subsidiaries operate or are located; (C) the business and financial condition and earnings prospects of the acquiring person or persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring person or persons, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; (D) the competence, experience, and integrity of the acquiring person or persons and its or their management; and (E) any antitrust or other legal or regulatory issues which may be raised by any such transaction.

ARTICLE 15

ARRANGEMENTS WITH CREDITORS OR STOCKHOLDERS

        Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders, of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

EXHIBIT B

FIRST OTTAWA BANCSHARES, INC.

2002 STOCK INCENTIVE PLAN

Section 1.    Purpose of the Plan.

        The FIRST OTTAWA BANCSHARES, INC. 2002 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby directors, officers and employees of FIRST OTTAWA BANCSHARES, INC., a Delaware corporation (the "Company"), and the Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company and the Related Corporations, and to encourage them to remain with and devote their best efforts to the business of the Company and the Related Corporations, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may permit certain directors, officers and employees to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

Section 2.    Definitions.

        The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        (a)    "Board" means the board of directors of the Company.

        (b)    "Cause" means the commission of fraud, the misappropriation of or intentional material damage to the property or business of the Company, the material failure to fulfill the duties and responsibilities of a regular position and/or comply with the Company's policies, rules or regulations, or the conviction of a felony.

        (c)    "Change of Control" means:

          (i)    the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company other than through the receipt of Shares pursuant to the Plan;

          (ii)  the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders of the Company, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of the Plan, be considered as a member of the Board; or

          (iii)  consummation by the Company of: (A) a merger or consolidation if those who are stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or (B) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company are acquired by: (x) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company or a Related Corporation; or (y) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

        (d)  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

        (e)  "Committee" means a committee appointed by the Board to administer the Plan, or if no Committee is appointed, the Board. Each member of the Committee shall be (i) a "non-employee director" for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) an "outside director" for purposes of Section 162(m) of the Code, unless the Board has fewer than two (2) such outside directors.

        (f)    "Disability" means a physical or mental disability (within the meaning of Section 22(e)(3) of the Code) which impairs the individual's ability to substantially perform his or her current duties for a period of at least twelve (12) consecutive months, as determined by the Committee.

        (g)  "Effective Date" means March 20, 2002, which was the date that the Plan was adopted by the Board.

        (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

        (i)    "Fair Market Value" means as of any date, the value of a share of the Company's common stock determined as follows:

          (i)    if such common stock is then quoted on the NASDAQ National Market, its last reported sale price on the NASDAQ National Market on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

          (ii)  if such common stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the common stock is listed or admitted to trading;

          (iii)  if such common stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

          (iv)  if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

        (j)    "Incentive Stock Option" means an award under the Plan that satisfies the general requirements of Section 422 of the Code, namely: (i) grantees must be employees; (ii) the exercise price may not be less than the fair market value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any year; (iv) the maximum duration of an award may be ten (10) years; (v) awards must be exercised within three (3) months after termination of employment, except in the event of Disability or death; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one (1) year from the date of exercise.

        (k)  "Nonqualified Option" means an option award under the Plan that is not an Incentive Stock Option.

        (l)    "Related Corporation" means any corporation, bank or other entity which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Code.

        (m)  "Retirement" means Termination of Service, other than for Cause, after attainment of age sixty-five (65).

        (n)  "Restricted Stock" means an award of Shares under the Plan that are restricted as to transfer and subject to forfeiture.

        (o)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

        (p)  "Shares" means shares of the common stock, $1.00 par value per share, of the Company.

        (q)  "Stock Appreciation Rights" means rights entitling the grantee to receive the appreciation in the market value of a stated number of Shares.

        (r)  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

        (s)  "Termination of Service" means the termination of a person's status as a director, officer or employee of the Company or a Related Corporation.

Section 3.    Administration of the Plan.

        The Plan shall be administered by the Board, or a committee appointed by the Board. The Board, or the Committee, as the case may be, shall have sole authority to:

  (a)
  select the directors, officers and employees to whom awards shall be granted under the Plan;

  (b)
  establish the amount and conditions of each such award;

  (c)
  prescribe any legend to be affixed to certificates representing such awards;

  (d)
  interpret the Plan;

        (e)  correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement related thereto; and

        (f)    adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

        All decisions made by the Board, or the Committee, as the case may be, in administering the Plan shall be final.

Section 4.    Shares Subject to the Plan.

        The aggregate number of Shares that may be obtained by directors, officers, employees, consultants and advisors under the Plan shall be 150,000 Shares. Each person is eligible to receive awards with respect to an aggregate maximum of 100,000 Shares over the term of the Plan. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

Section 5.    Stock Options.

        (a)    Type of Options. The Board may issue options that constitute Incentive Stock Options to officers and employees and Nonqualified Options to directors, officers and employees of the Company and the Related Corporations. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Stock Option or a Nonqualified Option.

        (b)    Terms of Options. Except as provided in paragraphs (c) and (d) of this Section, each option granted under the Plan shall be subject to the terms and conditions set forth by the Board in the stock option agreement including, without limitation, option price, vesting schedule and option term.

        (c)    Additional Terms Applicable to All Options. Each option shall be subject to the following terms and conditions:

          (i)    Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option; provided that the minimum number will not prevent the option holder from exercising an option for the full number of Shares for which it is then exercisable.

          (ii)    Method of Exercise. Except as otherwise provided in any written option agreement, the exercise price of an option shall be paid in full (i) in cash; (ii) in Common Stock valued at its Fair Market Value on the date of exercise, provided it has been owned by the optionee for at least six (6) months prior to the exercise; (iii) in cash by an unaffiliated broker-dealer to whom the holder of the option has submitted an exercise notice consisting of a fully endorsed option; (iv) by agreeing to surrender SARs then exercisable by him valued at their Fair Market Value on the date of exercise; (v) by such other medium of payment as the Committee, in its discretion, shall authorize; or (vi) by any combination of clauses (i) through (v) above, as the optionee shall elect. In the case of payment pursuant to clauses (ii) through (v) above, the optionee's election must be made on or prior to the date of exercise of the option and must be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election that shall govern all future exercises of options until revoked by the optionee.

          (iii)    Term of Option. An option shall be exercisable as provided under the Plan or by the Board.

          (iv)    Disability or Death of Optionee. If an optionee's Termination of Service occurs due to Retirement, Disability or death prior to exercise in full of any options, he or she, or his or her beneficiary, executor, administrator or personal representative, shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the stock option agreement, or as may otherwise be provided by the Board.

          (v)    Transferability. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution, and during the optionee's lifetime an option may only be exercised by him or her.

        (d)    Additional Terms Applicable to Incentive Options. Each Incentive Option shall be subject to the following terms and conditions:

          (i)    Option Price. The option price per Share shall be 100% of the fair market value of a Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall not be less than 110% of the fair market value of a Share on the date the option is granted.

          (ii)    Term of Option. No option may be exercised more than ten (10) years after the date of grant. No option granted to a 10% Stockholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of death or Disability, in which case the option may be exercised as provided in subparagraph (c)(iv) of this Section.

          (iii)    Annual Exercise Limit. The aggregate fair market value of Shares which first become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted. To the extent the $100,000 limitation is exceeded, the excess shall be deemed Non-Qualified Options.

          (iv)    Notice of Disqualifying Dispositions. If an optionee sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Option on or before the later of (1) the date two (2) years after the date of grant, and (2) the date one year after the exercise of the Incentive Option (in either case, a "Disqualifying Disposition"), the optionee must immediately notify the Company in writing of such disposition. The optionee may be subject to income tax withholding by the Company on the compensation income recognized by the optionee from the Disqualifying Disposition.

Section 6.    Restricted Stock Awards.

        (a)    Grants. An award of Restricted Stock under the Plan ("RSAs") shall be evidenced by a written agreement in such form and consistent with the Plan as the Board shall approve from time to time. A grantee can accept an RSA only by signing and delivering to the Company a purchase agreement in such form as the Board shall establish, and full payment of the purchase price, within thirty (30) days from the date the RSA agreement was delivered to the grantee. If the grantee does not accept the RSA in this manner within thirty (30) days, then the offer of the RSA will terminate, unless the Committee determines otherwise.

        (b)    Restriction Period. RSAs awarded under the Plan shall be subject to such terms, conditions and restrictions as shall be determined by the Board at the time of grant, including, without limitation: (i) prohibitions against transfer; (ii) substantial risks of forfeiture; (iii) attainment of performance objectives; and (iv) repurchase by the Company or right of first refusal for such period or periods as shall be determined by the Board. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the RSAs awarded to a grantee.

        (c)    Restrictions Upon Transfer. RSAs awarded, and the right to vote underlying Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the restriction period applicable to such Shares, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order. Subject to the foregoing, and except as otherwise provided in the Plan, the grantee shall have all the other rights of a stockholder including, without limitation, the right to receive dividends and the right to vote such Shares.

        (d)    Lapse of Restrictions. Each restricted stock agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded under the Plan shall lapse, as determined by the Board. Upon the lapse of such restrictions, Shares, free of the foregoing restrictive legend, shall be issued to the grantee or his or her legal representative.

        (e)    Termination Prior to Lapse of Restrictions. In the event of a grantee's Termination of Service prior to the lapse of restrictions applicable to any RSAs awarded to such grantee, all Shares as to which there still remain restrictions shall be forfeited by such grantee without payment of any consideration to the grantee, and neither the grantee nor any successors, heirs, assigns, or personal representatives of such grantee shall thereafter have any further rights or interest in such Shares or certificates.

Section 7.    Stock Appreciation Rights.

        (a)    Grants. An award of Stock Appreciation Rights under the Plan ("SARs") may be granted separately or in tandem with or by reference to an option granted prior to or simultaneously with the grant of such rights, to such eligible directors, officers, employees, consultants and advisors as may be selected by the Board, and shall be evidenced by a written agreement in such form and consistent with the Plan as the Board shall approve from time to time.

        (b)    Terms of Grant. SARs may be granted in tandem with or with reference to a related option, in which event the grantee may elect to exercise either the option or the SAR, but not both, as to the same Share subject to the option and the SAR, or the SAR may be granted independently of a related option. SARs shall not be transferable, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order.

        (c)    Payment on Exercise. Upon exercise of a SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related option, as the case may be. Such excess shall be paid in cash or in such other form as the Board shall determine.

Section 8.    Amendment or Termination of the Plan

        The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 below) no amendment shall be made without approval of the stockholders of the Company which shall: (a) materially increase the aggregate number of Shares with respect to which Incentive Stock Option awards may be made under the Plan; or (b) change the class of persons eligible to receive Incentive Stock Option awards under the Plan; provided, however, that no amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

Section 9.    Term of Plan.

        The Plan shall be effective upon the date of its adoption by the Board; provided that Incentive Stock Options may be granted only if the Plan is approved by the stockholders within twelve (12) months before or after the date of adoption by the Board. Unless sooner terminated under the provisions of Section 8 above, options, RSAs and SARs shall not be granted under the Plan after the expiration of ten (10) years from the Effective Date. However, awards may be exercisable after the end of the term of the Plan.

Section 10.    Rights as Stockholder.

        Upon delivery of any Share to a director, officer or employee, such person shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

Section 11.    Merger or Consolidation.

        In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation may agree to exchange options and SARs issued under this Plan for options and SARs (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger or consolidation. In the event of a Change of Control, options and SARs shall become immediately and fully exercisable, and all restrictions on RSAs shall lapse.

Section 12.    Changes in Capital and Corporate Structure.

        The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the awards and the economic benefits thereof to remain unchanged as a result of the applicable transaction.

Section 13.    Assumption of Awards by the Company.

        The Company, from time to time, may substitute or assume outstanding awards granted by it or another company, whether in connection with an acquisition of another company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

Section 14.    Service.

        An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains a director, officer or employee of the Company or such Related Corporation. Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.

Section 15.    Withholding of Tax.

        (a)    Generally. To the extent the award, issuance, vesting or exercise of option, RSAs or SARs results in the receipt of compensation by a director, officer or employee, the Company may require the director, officer or employee to pay to the Company or the grantee may authorize the Company to withhold a portion of any cash compensation then or thereafter payable to such person, an amount, sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate for the Shares. If an award is to be paid in cash, the payment will be net of an amount sufficient to satisfy such tax withholding obligations

        (b)    Stock Withholding. To the extent a grantee incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the grantee is obligated to pay the Company the amount required to be withheld, the Board may, in its sole discretion, allow the grantee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the

Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board.

Section 16.    Delivery and Registration of Stock.

        The Company's obligation to deliver Shares with respect to an award shall, if the Board so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Board shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to: (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Board shall determine to be necessary or advisable. The Plan is intended to comply with Rule 16b-3, if applicable. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
FIRST OTTAWA BANCSHARES, INC. TO BE HELD ON MAY 15, 2002

        The undersigned hereby appoints William J. Walsh and Thomas E. Haeberle, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders, to be held at our offices located at 701-705 LaSalle Street, Ottawa, Illinois, on May 15, 2002 at 3:00 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.    ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Bradley J. Armstrong, Joachim J. Brown, John L. Cantlin, Patty P. Godfrey, Thomas E. Haeberle, Donald J. Harris, Erika S. Kuiper, Thomas P. Rooney and William J. Walsh

2.
AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000 SHARES TO 1,000,000 SHARES, AND AUTHORIZE 20,000 SHARES OF A NEW CLASS OF PREFERRED STOCK, $1.00 PAR VALUE PER SHARE:

☐ For	☐ Against	☐ Abstain
3.
AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING FOR DIRECTORS:

☐ For	☐ Against	☐ Abstain
4.
AMEND THE CERTIFICATE OF INCORPORATION TO SET THE NUMBER OF DIRECTORS AND ESTABLISH QUALIFICATIONS FOR SERVICE AS A DIRECTOR, CREATE A STAGGERED BOARD AND DEFINE WHEN A DIRECTOR MAY BE REMOVED FOR CAUSE:

☐ For	☐ Against	☐ Abstain
5.
AMEND THE CERTIFICATE OF INCORPORATION REGARDING AMENDMENTS TO THE BYLAWS:

☐ For	☐ Against	☐ Abstain
6.
AMEND THE CERTIFICATE OF INCORPORATION TO REQUIRE STOCKHOLDER ACTION TO BE TAKEN AT DULY CALLED MEETINGS:

☐ For	☐ Against	☐ Abstain

7.
AMEND THE CERTIFICATE OF INCORPORATION REGARDING THE CALLING OF SPECIAL MEETINGS OF THE STOCKHOLDERS:

☐ For	☐ Against	☐ Abstain
8.
AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE VOTE REQUIRED TO AMEND THE CERTIFICATE OF INCORPORATION AND TO APPROVE CERTAIN CORPORATE ACTIONS:

☐ For	☐ Against	☐ Abstain
9.
AMEND THE CERTIFICATE OF INCORPORATION REGARDING BUSINESS COMBINATIONS WITH SIGNIFICANT STOCKHOLDERS:

☐ For	☐ Against	☐ Abstain
10.
AMEND THE CERTIFICATE OF INCORPORATION REGARDING INDEMNIFICATION OF DIRECTORS AND OFFICERS:

☐ For	☐ Against	☐ Abstain
11.
AMEND THE CERTIFICATE OF INCORPORATION REGARDING CONSIDERATION OF NON-STOCKHOLDER INTERESTS:

☐ For	☐ Against	☐ Abstain
12.
APPROVE THE FIRST OTTAWA BANCSHARES, INC. 2002 STOCK INCENTIVE PLAN:

☐ For	☐ Against	☐ Abstain
13.
In accordance with their discretion, upon all other matters that may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2 THROUGH 12.

Please
Sign
Here
Dated:	, 2002

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2002
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 15, 2002
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
ELECTION OF DIRECTORS
NOMINEES
GENERAL CONSIDERATIONS CONCERNING THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
PROPOSED AMENDMENT REGARDING AUTHORIZED SHARES OF STOCK
PROPOSED AMENDMENT TO ELIMINATE CUMULATIVE VOTING
PROPOSED AMENDMENT REGARDING DIRECTORS
PROPOSED AMENDMENT REGARDING BYLAW AMENDMENTS
PROPOSED AMENDMENT REGARDING ACTION BY STOCKHOLDERS
PROPOSED AMENDMENT REGARDING SPECIAL MEETINGS OF STOCKHOLDERS
PROPOSED AMENDMENT REGARDING VOTE REQUIRED FOR AMENDMENTS AND SIGNIFICANT CORPORATE ACTIONS
PROPOSED AMENDMENT REGARDING TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS
PROPOSED AMENDMENT REGARDING INDEMNIFICATION OF DIRECTORS
PROPOSED AMENDMENT REGARDING CONSIDERATION OF NON-STOCKHOLDER INTERESTS
APPROVAL OF STOCK INCENTIVE PLAN
EXECUTIVE COMPENSATION
Total Return Performance
AUDIT COMMITTEE REPORT
TRANSACTIONS WITH MANAGEMENT
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIRST OTTAWA BANCSHARES, INC.
ARTICLE 1 NAME
ARTICLE 2 REGISTERED OFFICE AND AGENT
ARTICLE 3 PURPOSE
ARTICLE 4 AUTHORIZED STOCK
ARTICLE 5 BOARD OF DIRECTORS
ARTICLE 6 BYLAWS
ARTICLE 7 AMENDMENTS
ARTICLE 8 STOCKHOLDERS' ACTION
ARTICLE 9 SPECIAL MEETINGS OF STOCKHOLDERS
ARTICLE 10 ADDITIONAL VOTING REQUIREMENTS
ARTICLE 11 BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS
ARTICLE 12 INDEMNIFICATION
ARTICLE 13 PERSONAL LIABILITY OF DIRECTORS
ARTICLE 14 NON-STOCKHOLDER INTERESTS
ARTICLE 15 ARRANGEMENTS WITH CREDITORS OR STOCKHOLDERS
FIRST OTTAWA BANCSHARES, INC. 2002 STOCK INCENTIVE PLAN
PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF FIRST OTTAWA BANCSHARES, INC. TO BE HELD ON MAY 15, 2002